Exhibit 1

Ernst & Young LLP One Manhattan West New York, NY 10001	Tel: +1 212 773 3000 ey.com

Report of Independent Accountants on Applying Agreed-Upon Procedures

STORE Capital LLC (the “Property Manager”)	3 September 2026

STORE Master Funding I, LLC

STORE Master Funding II, LLC

STORE Master Funding III, LLC

STORE Master Funding IV, LLC

STORE Master Funding V, LLC

STORE Master Funding VI, LLC

STORE Master Funding VII, LLC

STORE Master Funding XIV, LLC

STORE Master Funding XIX, LLC

(collectively, the “Issuers”)

STORE Master Funding XX, LLC

STORE Master Funding XXII, LLC

STORE Master Funding XXIV, LLC

STORE Master Funding XXIX, LLC

STORE Master Funding XXXIV, LLC

STORE Master Funding XXXVII, LLC

STORE Master Funding XXXVIII, LLC

STORE Master Funding XLI, LLC

8377 East Hartford Drive, Suite 100 Scottsdale, Arizona 85255

Re:	STORE Master Funding I—VII, XIV, XIX, XX, XXII, XXIV, XXIX, XXXIV, XXXVII, XXXVIII and XLI

Net-Lease Mortgage Notes, Series 2026-2 (the “Notes”)

Sample 2026-2 Owned Property and Lease Agreed-Upon Procedures

We have performed the procedures enumerated in Attachment A, which were agreed to and acknowledged as appropriate by the Property Manager, Issuers, ATLAS SP Securities, a division of Apollo Global Securities, LLC (“ATLAS SP”) and BofA Securities, Inc. (collectively, the “Specified Parties”), for the intended purpose of assisting the Specified Parties in evaluating the accuracy of certain information with respect to a pool consisting of (i) fee title to, and leasehold interests in ground leases on, commercial real estate properties (the “Owned Properties”) and (ii) each of the leases with respect to such Owned Properties and all payments required thereunder (the “Leases,” together with the Owned Properties, the “Collateral Pool”) relating to the Issuers’ securitization transaction. This report may not be suitable for any other purpose. The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. The appropriateness of these procedures is solely the responsibility of the Specified Parties identified in this report. No other party acknowledged the appropriateness of the procedures. Consequently, we make no representation regarding the appropriateness of the procedures described in Attachment A, either for the purpose for which this report has been requested or for any other purpose.

The procedures performed and our associated findings are included in Attachment A.

For the purpose of the procedures described in this report, the Property Manager, on behalf of the Issuers, provided us with:

a.	An electronic data file labeled “Data Tape compare 2026-2 dated as of 6-30-26 v6 to 2026-1 (FINAL).xlsx” and the corresponding record layout and decode information, as applicable, with:

i.

A tab labeled “Data Tape 2026-1” (the “2026-1 Data File”) that the Property Manager, on behalf of the Issuers, indicated contains information as of 28 February 2026 (the “2026-1 Statistical Cut-off Date”) relating to a pool consisting of (i) fee title to, and leasehold interests in ground leases on, commercial real estate properties and (ii) each of the leases with respect to such owned properties and all payments required thereunder (collectively, the “Related Series Owned Properties and Leases”) and

ii.

Multiple tabs (collectively, the “Exempt Property and Lease Data Files”) labeled to correspond to certain Sample Characteristics (as defined herein) that the Property Manager, on behalf of the Issuers, indicated each contain information (collectively, the “Non-Compared Sample Characteristic Information”) corresponding to certain Sample Characteristics relating to Related Series Owned Properties and Leases for which there were certain amendments or other changes between the 2026-1 Statistical Cut-off Date and Statistical Cut-off Date (as defined herein) for such Sample Characteristic (for the avoidance of doubt, we were instructed to ignore differences between the names of the Sample Characteristics and the labels on the tabs of the Exempt Property and Lease Data Files that appear to be due to punctuation, abbreviation, truncation, misspelling or additional words or descriptions),

b.

An electronic data file labeled “Data Tape 6.30.2026_S&P (08.17.2026).xlsx” and the corresponding record layout and decode information, as applicable, with a tab labeled “Data Tape” (the “Data File”) that the Property Manager, on behalf of the Issuers, indicated contains information as of 30 June 2026 (the “Statistical Cut-off Date”) relating to the Owned Properties and Leases,

c.	Imaged copies of the following items (collectively, the “Source Documents”):

i.

The lease agreement or master lease agreement, unconditional guaranty of payment and performance and any corresponding amendments, guarantee release, addendums, estoppels, assignment and assumptions, notice of name changes or other related documents (collectively and as applicable, the “Lease Agreement”),

ii.	The credit memorandum and any corresponding schedules and addendums or other related documents (collectively and as applicable, the “Credit Memorandum”),

iii.	The appraisal and any appraiser supplied confirmations or other related documents (collectively and as applicable, the “Appraisal”),

iv.	The settlement statement, purchaser’s statement, buyer/seller disbursement statement or other related documents (collectively and as applicable, the “Settlement Statement”),

v.	The survey, additional survey, floor plan, site plan, tax lookup - property card or other related documents (collectively and as applicable, the “Survey”),

vi.	The construction progress monitoring report (the “Construction Progress Monitoring Report”),

vii.	The risk closing checklist (the “Risk Closing Checklist”),

viii.	The certificate of occupancy (the “Certificate of Occupancy”),

ix.	The address screenshot (the “Address Screenshot”) and

x.	The property condition assessment or other related documents (collectively and as applicable, the “Property Condition Assessment”),

as applicable, that the Property Manager, on behalf of the Issuers, indicated relate to the Sample 2026-2 Owned Properties and Leases (as defined herein),

d.	Electronic data files (collectively, the “Source Schedules,” together with the Source Documents, the “Sources”):

i.

Labeled “Portfolio TB 6.30.26.xls” and the corresponding record layout and decode information, as applicable (the “Investment Portfolio Trial Balance Schedule”), that the Property Manager, on behalf of the Issuers, indicated contains property IDs (each, a “Property ID”) relating to the Sample 2026-2 Owned Properties and Leases, as applicable,

ii.

Labeled “Cash Flow Report.xlsx” and the corresponding record layout and decode information, as applicable (the “STORE Cash Flow Reports Schedule”), that the Property Manager, on behalf of the Issuers, indicated contains current consolidated payment information as of the Statistical Cut-off Date relating to the Sample 2026-2 Owned Properties and Leases, as applicable,

iii.

Labeled “FCCR Report 06.30.26.xlsx” and the corresponding record layout and decode information, as applicable (the “Unit Financial Support Schedule”), that the Property Manager, on behalf of the Issuers, indicated contain most recent aggregated unit FCCR information as of the Statistical Cut-off Date relating to the Sample 2026-2 Owned Properties and Leases, as applicable,

iv.

Labeled “Current Lease Rate - Excess Collateral.xlsx” and the corresponding record layout and decode information, as applicable (the “Excess Collateral Schedules”), that the Property Manager, on behalf of the Issuers, indicated contains excess collateral value information relating to the Owned Properties and Leases, as applicable,

v.

Labeled “2-digit_2012_Codes.xls” and the corresponding record layout and decode information, as applicable (the “NAICS and SIC Code Schedule”), that the Property Manager, on behalf of the Issuers, indicated contains sector and industry group information relating to the Sample 2026-2 Owned Properties and Leases, as applicable, and

vi.

Labeled “Manual NAICS Adjustments.xlsx” and the corresponding record layout and decode information, as applicable (the “Industry Group Mapping Schedule”), that the Property Manager, on behalf of the Issuers, indicated contains industry group information relating to the Sample 2026-2 Owned Properties and Leases, as applicable,

e.	The list of relevant characteristics (the “Sample Characteristics”) on the 2026-1 Data File and Data File, which is shown on Exhibit 1 to Attachment A,

f.	A list of characteristics on the Data File (collectively, the “Recalculated Characteristics”), which is shown below:

i.	Current lease rate (collateral value) and

ii.	Remaining lease term (as of cut-off date) and

g.	Instructions, assumptions and methodologies, which are described in Attachment A.

For the purpose of the procedures described in this report, ATLAS SP, on behalf of the Issuers, provided us with:

a.

An electronic data file labeled “STORE 2026-2 Random Sample IDs.xlsx” and the corresponding record layout and decode information, as applicable (the “Sample 2026-2 Owned Property and Lease Listing”), that the Property Manager, on behalf of the Issuers, indicated contains a list of Property IDs corresponding to 50 Owned Properties and Leases (the “Sample 2026-2 Owned Properties and Leases”) on the Data File that were not previously sampled Related Series Owned Properties and Leases and

b.	Instructions, assumptions and methodologies, which are described in Attachment A.

The Property Manager, on behalf of the Issuers, indicated that the Sample 2026-2 Owned Properties and Leases on the Sample 2026-2 Owned Property and Lease Listing were selected by ATLAS SP, on behalf of the Issuers. The Property Manager or ATLAS SP, on behalf of the Issuers, did not inform us as to the basis for how ATLAS SP, on behalf of the Issuers, determined the number of Sample 2026-2 Owned Properties and Leases or the methodology used to select the Sample 2026-2 Owned Properties and Leases.

For the purpose of the procedures described in this report, the 50 Sample 2026-2 Owned Properties and Leases are referred to as Sample 2026-2 Owned Property and Lease Numbers 1 through 50.

For the purpose of the procedures described in this report, certain information contained on the Data File is the “Subject Matter” as of the date of this report.

The procedures included in Attachment A were limited to comparing or recalculating, as applicable, certain information that is further described in Attachment A. The Issuers are responsible for the Subject Matter, 2026-1 Data File, Exempt Property and Lease Data Files, Data File, Sources, Sample Characteristics, Recalculated Characteristics, Sample 2026-2 Owned Property and Lease Listing and the determination of the instructions, assumptions and methodologies that are described herein. We were not requested to perform, and we have not performed, any procedures other than those listed in Attachment A. We have not verified, and we make no representation as to, the appropriateness, accuracy, completeness or reasonableness of the 2026-1 Data File, Exempt Property and Lease Data Files, Sources, Sample 2026-2 Owned Property and Lease Listing or any other information provided to us, or that we were instructed to obtain, as applicable, by the Property Manager or ATLAS SP, on behalf of the Issuers, upon which we relied in forming our findings. Accordingly, we make no representation and express no opinion or conclusion as to (a) the existence of the Related Series Owned Properties and Leases or Collateral Pool, (b) questions of legal or tax interpretation or (c) the appropriateness, accuracy, completeness or reasonableness of any instructions, assumptions or methodologies provided to us by the Property Manager or ATLAS SP, on behalf of the Issuers, that are described in this report. We undertake no responsibility to update this report for events and circumstances occurring after the date hereof.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants (the “AICPA”). An agreed-upon procedures engagement involves the practitioner performing specific procedures that the Specified Parties have agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed. We were not engaged to, and did not, conduct an examination to express an opinion or a review to express a conclusion in accordance with attestation standards established by the AICPA on any of the items referred to herein. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

The agreed-upon procedures described in this report were not performed for the purpose of:

a.	Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization (a “rating agency”) or

b.	Making any findings with respect to:

i.	Whether the origination of the Leases conformed to, or deviated from, stated underwriting or credit extension guidelines, standards, criteria or other requirements,

ii.	The value of the collateral securing the Collateral Pool,

iii.	Whether the originator(s) of the Leases complied with federal, state or local laws or regulations or

iv.

Any other factor or characteristic of the Collateral Pool that would be material to the likelihood that the issuers of the Notes will pay interest and principal in accordance with applicable terms and conditions.

We are required to be independent of the Issuers and to meet our other ethical responsibilities, as applicable, for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA. Independence requirements for agreed-upon procedures engagements are less restrictive than independence requirements for audit and other attestation services.

This report is intended solely for the information and use of the Specified Parties and is not intended to be, and should not be, used by anyone other than the Specified Parties. It is not intended to be, and should not be, used by any other person or entity, including investors and rating agencies, who are not identified in this report as Specified Parties but who may have access to this report as required by law or regulation.

/s/ Ernst & Young LLP

3 September 2026

Attachment A Page 1 of 3

Procedures performed and our associated findings

1.

For each Sample 2026-2 Owned Property and Lease, we compared the Sample Characteristics listed on Exhibit 1 to Attachment A, as shown on the Data File, to the corresponding information located in, or to the corresponding information we recalculated using information located in, the Sources and/or Data File, as applicable, subject to the instructions, assumptions and methodologies provided by the Property Manager, on behalf of the Issuers, described in the notes to Exhibit 1 to Attachment A and the succeeding paragraph(s) of this Item. Except for the information shown on Exhibit 2 to Attachment A, all such compared information was found to be in agreement.

The Source(s) that we were instructed by the Property Manager, on behalf of the Issuers, to use for each Sample Characteristic are indicated on Exhibit 1 to Attachment A. Where more than one Source is listed for a Sample Characteristic, the Property Manager, on behalf of the Issuers, instructed us to note agreement if the value on the Data File for the Sample Characteristic agreed with the (a) corresponding information in at least one of the Sources or (b) information determined using the corresponding information in more than one of the Sources that are listed for such Sample Characteristic on Exhibit 1 to Attachment A. We performed no procedures to reconcile any differences that may exist between various Sources for any of the Sample Characteristics. In addition, if a particular Source contained multiple values for the same Sample Characteristic, the Property Manager, on behalf of the Issuers, instructed us to note agreement if the value on the Data File for the Sample Characteristic agreed with at least one of the values in the corresponding Source. We performed no procedures to reconcile any differences that may exist between various values in a Source for any Sample Characteristic.

We performed no procedures to determine the appropriateness, accuracy, completeness or reasonableness of the instructions, assumptions and methodologies provided by the Property Manager, on behalf of the Issuers, described in this Item.

2.

For (i) each commercial real estate property and lease on the 2026-1 Data File and Data File, except for any Related Series Owned Property and Lease with a Property ID of “P0002356,” as shown on the 2026-1 Data File (collectively, the “P0002356 Properties”), we compared the Property ID, as shown on the 2026-1 Data File, to the corresponding Property ID, as shown on the Data File, and (ii) the P0002356 Properties, we compared the contract ID, as shown on the 2026-1 Data File, to the corresponding contract ID, as shown on the Data File, and noted that:

a.	1,370 commercial real estate properties and leases were included on both the 2026-1 Data File and Data File, including all of the Sample 2026-2 Owned Properties and Leases,

b.	11 Related Series Owned Properties and Leases included on the 2026-1 Data File were not included on the Data File and

c.	Nine of the Owned Properties and Leases included on the Data File were not included on the 2026-1 Data File, none of which are Sample 2026-2 Owned Properties and Leases.

Attachment A Page 2 of 3

3.

For each Related Series Owned Property and Lease included on the Data File, we compared the Sample Characteristics, as shown on the 2026-1 Data File, to the corresponding information, as shown on the Data File, subject to the additional instruction(s) described in the succeeding paragraph(s) of this Item. All such compared information was found to be in agreement.

For the purpose of comparing the land FT and building FT Sample Characteristics, the Property Manager, on behalf of the Issuers, instructed us to round the land FT and building FT, both as shown on the 2026-1 Data File, to the nearest square foot.

For the purpose of this procedure, the Property Manager, on behalf of the Issuers, instructed us not to compare the:

a.

Date of last bump in rent, date of next bump in rent, current consolidated payment and most recent aggregate unit FCCR Sample Characteristics due to the passage of time between the 2026-1 Statistical Cut-off Date and Statistical Cut-off Date and

b.	Non-Compared Sample Characteristic Information, as shown on the Exempt Property and Lease Data Files.

We performed no procedures to determine the appropriateness, accuracy, completeness or reasonableness of the instructions, assumptions and methodologies provided by the Property Manager, on behalf of the Issuers, described in this Item.

4.	Using:

a.	Information on the Data File,

b.	Information on the Excess Collateral Schedules, as applicable, and

c.	The instructions, assumptions and methodologies provided by the Property Manager, on behalf of the Issuers, described in the succeeding paragraph(s) of this Item,

we recalculated the current lease rate (collateral value) of each Owned Property and Lease. We compared this recalculated information to the corresponding information on the Data File and found such information to be in agreement.

For the purpose of this procedure, the Property Manager, on behalf of the Issuers, instructed us to recalculate the current lease rate (collateral value) of each Owned Property and Lease as the quotient of the:

i.	Product of:

(a)	The sum of the current consolidated payments for each unique Property ID corresponding to the same contract ID, as shown on the Data File, and

(b)	12

divided by

ii.	Sum of the:

(a)	Sum of the consolidated collateral values for each unique Property ID corresponding to the same contract ID, as shown on the Data File, and

(b)	Excess collateral value corresponding to the related contract ID, as shown on the Excess Collateral Schedules, as applicable.

Attachment A Page 3 of 3

For the purpose of this procedure, the Property Manager, on behalf of the Issuers, instructed us to round the current lease rate (collateral value), as shown on the Data File, and the current lease rate (collateral value), as recalculated above, of each Owned Property and Lease to the nearest 0.01%.

For the purpose of this procedure, the Property Manager, on behalf of the Issuers, instructed us not to recalculate the current lease rate (collateral value) for any Owned Property and Lease with a percentage rent clause (Y/N) of “Y,” as shown on the Data File.

We performed no procedures to determine the appropriateness, accuracy, completeness or reasonableness of the instructions, assumptions and methodologies provided by the Property Manager, on behalf of the Issuers, described in this Item.

5.	Using:

a.	Information on the Data File and

b.	The instructions, assumptions and methodologies provided by the Property Manager, on behalf of the Issuers, described in the succeeding paragraph(s) of this Item,

we recalculated the remaining lease term (as of cut-off date) of each Owned Property and Lease. We compared this recalculated information to the corresponding information on the Data File and found such information to be in agreement.

For the purpose of this procedure, the Property Manager, on behalf of the Issuers, instructed us to calculate the adjusted rent commencement date (the “Adjusted Rent Commencement Date”) of each Owned Property and Lease as the:

i.	First calendar day of the month of the rent commencement date if the rent commencement date, as shown on the Data File, occurred on the first business day of the related month or

ii.

First calendar day of the month following the month of the rent commencement date if the rent commencement date, as shown on the Data File, did not occur on the first business day of the related month.

For the purpose of this procedure, the Property Manager, on behalf of the Issuers, instructed us to recalculate the remaining lease term (as of cut-off date) of each Owned Property and Lease as the difference between the:

i.	Difference in months between the:

(a)	Adjusted Rent Commencement Date and

(b)	Statistical Cut-off Date and

ii.	Original lease term (months), as shown on the Data File.

For the purpose of this procedure, the Property Manager, on behalf of the Issuers, instructed us not to recalculate the remaining lease term (as of cut-off date) for any Owned Property and Lease with a contract ID of <blank>, as shown on the Data File.

We performed no procedures to determine the appropriateness, accuracy, completeness or reasonableness of the instructions, assumptions and methodologies provided by the Property Manager, on behalf of the Issuers, described in this Item.

Exhibit 1 to Attachment A

Sample Characteristics and Sources

Sample Characteristic	Source(s)

Property ID	Investment Portfolio Trial Balance Schedule

Tenant	Lease Agreement

Sector (2 digits)	NAICS and SIC Code Schedule

Industry group (4 digits)	NAICS and SIC Code Schedule and Industry Group Mapping Schedule

Concept	Credit Memorandum

Master lease	Lease Agreement

Personal guarantee (Y/N)	Lease Agreement

Corporate guarantee (Y/N)	Lease Agreement

Property acquisition date	Settlement Statement

Land FT	(a) Survey or (b) Survey and recalculation

Building FT	(a) Survey, (b) Property Condition Assessment, (c) Survey and recalculation or (d) Survey, Property Condition Assessment and recalculation

Lease term start date	Lease Agreement

Lease expiration year	Lease Agreement

Original lease term (months)	Lease Agreement and recalculation

Initial lease rate	Credit Memorandum or Risk Closing Checklist

Date of last bump in rent	Lease Agreement

Date of next bump in rent	Lease Agreement

Rent increase type	Lease Agreement

Rent bump % cap	(a) Lease Agreement or (b) Lease Agreement and recalculation

Tenant purchase option (Y/N)	Lease Agreement

Next lease renewal option date	Lease Agreement

Current consolidated payment	STORE Cash Flow Reports Schedule and recalculation

Most recent aggregate unit FCCR	Unit Financial Support Schedule or Credit Memorandum

City	Appraisal or Address Screenshot

State	Appraisal

Zip code	Appraisal

Year built	Appraisal, Construction Progress Monitoring Report, Property Condition Assessment or Certificate of Occupancy

Appraisal date	Appraisal

Raw land value	(a) Appraisal or (b) Appraisal and recalculation

Consolidated appraised value	(a) Appraisal or (b) Appraisal and recalculation

Exhibit 1 to Attachment A

Notes:

i.	The Property ID Sample Characteristic is for identification purposes only.

ii.

For the purpose of comparing the tenant, concept, rent increase type and city Sample Characteristics, the Property Manager, on behalf of the Issuers, instructed us to ignore differences that appear to be due to punctuation, abbreviation, truncation, misspelling, additional words or descriptions.

iii.

For the purpose of comparing the sector (2 digits) Sample Characteristic, the Property Manager, on behalf of the Issuers, instructed us to use the sector description, as shown on the NAICS and SIC Code Schedule, corresponding to the first two digits of the NAICS, as shown on the Data File.

iv.

For the purpose of comparing the industry group (4 digits) Sample Characteristic, the Property Manager, on behalf of the Issuers, instructed us to use the industry group description, as shown on the NAICS and SIC Code Schedule, corresponding to the first four digits of the NAICS, as shown on the Data File, in accordance with the decode information shown on the Industry Group Mapping Schedule, as applicable.

v.

For the purpose of comparing the master lease Sample Characteristic, the Property Manager, on behalf of the Issuers, instructed us to note agreement with a master lease of “N/A” or “N,” as shown on the Data File, if no master lease agreement was included in the related Lease Agreement.

Exhibit 1 to Attachment A

vi.	For the purpose of comparing the land FT and building FT Sample Characteristics, the Property Manager, on behalf of the Issuers, instructed us to:

a.	Round the values, as shown in, or as recalculated using information shown in, the applicable Source(s), to the nearest whole number and

b.	Ignore differences of +/- 10 square feet or less.

vii.

For the purpose of comparing the land FT Sample Characteristic for any Sample 2026-2 Owned Property and Lease with more than one parcel, as shown in the Survey, the Property Manager, on behalf of the Issuers, instructed us to recalculate the land FT by taking the sum of the square footage for all of the corresponding parcels, as shown in the Survey.

viii.

For the purpose of comparing the building FT Sample Characteristic for each Sample 2026-2 Owned Property and Lease (except for Sample 2026-2 Owned Property and Lease Numbers 5, 6, 13, 15, 17 and 43), the Property Manager, on behalf of the Issuers, instructed us to:

a.	Use the Survey and/or Property Condition Assessment, as applicable, as the Source(s) and

b.	Exclude the square footage of any sheds or overhangs, as applicable, as shown in the Survey or Property Condition Assessment, as applicable,

subject	to the additional instruction(s) described in the succeeding paragraph(s) of this note.

For the purpose of comparing the building FT Sample Characteristic for any Sample 2026-2 Owned Property and Lease with more than one building, as shown in the Survey and/or Property Condition Assessment, as applicable, the Property Manager, on behalf of the Issuers, instructed us to recalculate the building FT by taking the sum of the square footage for all of the corresponding buildings, as shown in the Survey and/or Property Condition Assessment, as applicable.

The Property Manager, on behalf of the Issuers, instructed us not to compare the building FT Sample Characteristic for Sample 2026-2 Owned Property and Lease Numbers 5, 6, 13, 15, 17 and 43, which the Property Manager, on behalf of the Issuers, indicated were mezzanine or multi-story buildings.

ix.

For the purpose of comparing the lease term start date Sample Characteristic for Sample 2026-2 Owned Property and Lease Numbers 7, 8, 19 and 21 (each, a “STORE Assumed Lease”), the Property Manager, on behalf of the Issuers, instructed us to use the date that the related lease, as amended, was assumed by one of the Issuers, as shown in the Lease Agreement.

x.

For the purpose of comparing the lease expiration year, date of last bump in rent and date of next bump in rent Sample Characteristics, the Property Manager, on behalf of the Issuers, instructed us to consider the lease extension option(s), as shown in the Lease Agreement.

Exhibit 1 to Attachment A

xi.

For the purpose of comparing the original lease term (months) Sample Characteristic, the Property Manager, on behalf of the Issuers, instructed us to recalculate the original lease term (months) by taking the sum of:

a.	The product of:

(1)	The difference in years between the year of the lease term expiration date and the year of the lease term start date, both as shown in the Lease Agreement, and

(2)	12,

b.	The difference in months between the month of the lease term expiration date and the month of the lease term start date, both as shown in the Lease Agreement, and

c.	One, only if:

(1)	The day of the lease term start date, as shown in the Lease Agreement, is the first business day of the month and

(2)	The day of the lease term expiration date, as shown in the Lease Agreement, is the last day of the month,

subject to the additional instruction(s) described in the succeeding paragraph(s) of this note.

For the purposes of recalculating the original lease term (months) Sample Characteristic for each STORE Assumed Lease, the Property Manager, on behalf of the Issuers, instructed us to use the lease term start date, as shown in the Lease Agreement, corresponding to the original lease term in effect prior to the lease being assumed by one of the Issuers.

xii.	For the purpose of comparing the initial lease rate Sample Characteristic, the Property Manager, on behalf of the Issuers, instructed us to ignore differences of +/- 0.02% or less.

xiii.

For the purpose of comparing the date of last bump in rent and date of next bump in rent Sample Characteristics for Sample 2026-2 Owned Property and Lease Numbers 23 through 35, the Property Manager, on behalf of the Issuers, indicated that first lease year will begin on the first day of the month following the effective date, as shown in the Lease Agreement.

xiv.

For the purpose of comparing the date of last bump in rent Sample Characteristic, the Property Manager, on behalf of the Issuers, instructed us to note agreement with a date of last bump in rent of <blank>, as shown in the Data File, if the date of first bump in rent, as shown in the Lease Agreement, was subsequent to the Statistical Cut-off Date.

Exhibit 1 to Attachment A

xv.

For the purpose of comparing the rent bump % cap Sample Characteristic for each Sample 2026-2 Owned Property and Lease (except for Sample 2026-2 Owned Property and Lease Numbers 23 through 35), the Property Manager, on behalf of the Issuers, instructed us to:

a.

Use the first rent bump % cap occurring after the Statistical Cut-off Date, as shown in the Lease Agreement, for any Sample 2026-2 Owned Property and Lease with more than one rent bump % cap, as shown in the Lease Agreement, and

b.	Round the rent bump % cap, as shown in the Lease Agreement, to the nearest 0.01%.

For the purpose of comparing the rent bump % cap Sample Characteristic for Sample 2026-2 Owned Property and Lease Numbers 23 through 35, the Property Manager, on behalf of the Issuers, instructed us to:

a.	Recalculate the rent bump % cap as the quotient of:

(1)	The difference between the base annual rent for the next lease year and the base annual rent for the current lease year divided by

(2)	The base annual rent for the current lease year,

all as shown on the Lease Agreement,

and

b.	Round the result obtained above to the nearest 0.01%.

xvi.	For the purpose of comparing the current consolidated payment Sample Characteristic, the Property Manager, on behalf of the Issuers, instructed us to:

a.

Use the sum of the related “Jul-26” payments, as shown on the STORE Cash Flow Reports Schedule, as applicable, corresponding to the same contract ID, as shown on the Data File, for such Sample 2026-2 Owned Property and Lease and

b.

Note agreement with a current consolidated payment of <blank>, as shown on the Data File, if the related contract ID had multiple unique Property IDs and the Sample 2026-2 Owned Property and Lease was not the first unique Property ID listed for that contract ID on the Data File.

xvii.

The Property Manager, on behalf of the Issuers, instructed us not to compare the most recent aggregate unit FCCR Sample Characteristic for any Sample 2026-2 Owned Property and Lease with a notes value of “Corp. = Unit,” as shown in the Data File.

xviii.

For the purpose of comparing the zip code Sample Characteristic, the Property Manager, on behalf of the Issuers, instructed us to compare the first five digits of the zip code, as shown in the Appraisal, to the corresponding first five digits of the zip code, as shown on the Data File.

xix.

For the purpose of comparing the year built Sample Characteristic, the Property Manager, on behalf of the Issuers, instructed us to use the earliest year if a range of years was shown in the applicable Source(s).

Exhibit 1 to Attachment A

xx.

For the purpose of comparing the raw land value Sample Characteristic for any Sample 2026-2 Owned Property and Lease with more than one parcel, each with a raw land value, as shown in the Appraisal, the Property Manager, on behalf of the Issuers, instructed us to recalculate the raw land value by taking the sum of the raw land values for all of the corresponding parcels, as shown in the Appraisal.

xxi.

For the purpose of comparing the consolidated appraised value Sample Characteristic, the Property Manager, on behalf of the Issuers, instructed us to recalculate the consolidated appraised value by taking the sum of the appraised values for all of the corresponding parcels, as shown in the Appraisal, for any Sample 2026-2 Owned Property and Lease with more than one parcel with an appraised value, as shown in the Appraisal.

We performed no procedures to determine the appropriateness, accuracy, completeness or reasonableness of the instructions, assumptions and methodologies provided by the Property Manager, on behalf of the Issuers, described above.

Exhibit 2 to Attachment A

Sample Characteristic Differences

Sample 2026-2 Owned Property and Lease Number	Sample Characteristic	Data File Value	Source Value

5	Date of last bump in rent	9/1/2024	9/1/2025

8	Next lease renewal option date	12/23/2028	12/22/2028

21	Lease term start date	2/1/2018	1/1/2018

44	Date of last bump in rent	9/1/2024	9/1/2025

45	Date of last bump in rent	9/1/2024	9/1/2025

46	Date of last bump in rent	9/1/2024	9/1/2025

47	Date of last bump in rent	9/1/2024	9/1/2025

Note:

The Property Manager, on behalf of the Issuers, indicated that Sample 2026-2 Owned Property and Lease Numbers 44, 45, 46 and 47 each correspond to the same contract ID, as shown on the Data File.